                                                                    Exhibit 23.1
                                                                    ------------




                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 33-17758 of Essef Corporation on Form S-8 of our report dated November 13, 1998, appearing in this Annual Report on Form 10-K of Essef Corporation for the year ended September 30, 1998.





/s/ Deloitte & Touche LLP
-------------------------

Deloitte & Touche LLP


Chardon, Ohio

December 17, 1998